Exhibit 99.1

January 13, 2014 J.P. Morgan Healthcare Conference

Disclosures / Forward-Looking Statements This presentation includes “forward-looking statements.” Forward-looking statements are based on current expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from those expressed or implied. These factors include, among others, our ability to realize fully or at all the anticipated benefits of our merger with Vanguard and to successfully integrate the operations of our business and Vanguard’s business; changes in health care and other laws and regulations; changes in economic conditions; adverse litigation or regulatory developments; the ability to enter into managed care provider arrangements on acceptable terms; changes in Medicare and Medicaid payments or reimbursement; adverse litigation or regulatory developments; competition; our success in implementing our business development plans and integrating newly acquired businesses; our ability to hire and retain qualified personnel; our significant indebtedness; the availability and terms of capital to fund the expansion of our business, including the acquisition of additional facilities; adverse fluctuations in interest rates and other risks related to interest rate swaps or any other hedging activities; the ability to continue to expand and realize earnings contributions from the revenue cycle management, health care information management, management services, and patient communications services businesses under our Conifer Health Solutions (“Conifer”) subsidiary by marketing these services to third-party hospitals and other health care-related entities; and our ability to identify and execute on measures designed to save or control costs or streamline operations. These factors also include the positive and negative effects of health reform legislation on reimbursement and utilization and the future designs of provider networks and insurance plans, including pricing, provider participation, coverage and co-pays and deductibles. These and other risks and uncertainties are described in “Risk Factors” under Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2012 (“Annual Report”) and Vanguard’s Annual Report on Form 10-K for the year ended June 30, 2013, “Forward-Looking Statements” under Item 1 of Part I of our Annual Report, and “Forward-Looking Statements” under Item 2 of Part I of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. We disclaim any obligation to update any forward-looking statement in this presentation, whether as a result of changes in underlying factors, new information, future events or otherwise. 2 J.P. Morgan Healthcare Conference – January 13, 2014

2014: Building on a Strong Foundation Growth in outpatient, surgeries and ER Continued improvement in cost control, quality Expanded Conifer service offerings Vanguard acquisition added scale, attractive new markets and complementary skills Realize synergies from Vanguard acquisition Capitalize on opportunities from healthcare reform Continue and expand innovative growth strategies 2014 2013 3 J.P. Morgan Healthcare Conference – January 13, 2014

2013 Accomplishments 4 Strong growth in Conifer with annualized revenues of $900 million in Q3’13 3.5% increase in outpatient visits (Q3’13) Performance Excellence Program realized >$80mm in cost efficiencies Continued commercial pricing growth Sustained commercial market share (stable or growing in most geographies) Demonstrated ongoing improvement in key quality and safety metrics Admissions trend improved in sequential quarters during 2013 Q4’13 same hospital admissions declined by 2.3%; pro forma decline of 2.9% Q4’13 same facility outpatient growth of 3.3%; pro forma growth of 1.9% J.P. Morgan Healthcare Conference – January 13, 2014

Positioned for Robust Growth Opportunity to benefit from the evolving healthcare delivery system Early commitment to leadership in quality and sustained quality performance Proven excellence in reducing costs Critical components that create a high-value care delivery system 78 Hospitals  ̶ #1 or #2 position in 20 of 30 markets Aggressive outpatient growth strategy Drive cost efficiency, earnings diversity, acquisition capacity and ability to invest in capabilities needed for changing delivery system Conifer Value-Based Care involved in managing care for more than four million lives Participating in a full range of accountable care and clinically integrated delivery models 100% of hospitals participating in at least one exchange plan at every level 97% of hospitals participating in at least one of the two lowest-cost silver plans 5 J.P. Morgan Healthcare Conference – January 13, 2014

California 11 Hospitals 30 Outpatient Ctrs 6 Hospitals 2 Outpatient Ctrs Arizona 2 Outpatient Ctrs Texas 18 Hospitals 58 Outpatient Ctrs Florida 10 Hospitals 30 Outpatient Ctrs Georgia 5 Hospitals 11 Outpatient Ctrs N. Carolina 2 Hospitals 4 Outpatient Ctrs Pennsylvania 2 Hospitals 3 Outpatient Ctrs Massachusetts 3 Hospitals 4 Outpatient Ctrs Michigan 8 Hospitals 9 Outpatient Ctrs Tennessee 2 Hospitals 5 Outpatient Ctrs Missouri 2 Hospitals 5 Outpatient Ctrs Illinois 4 Hospitals 4 Outpatient Ctrs (a) Excludes 4 Connecticut hospitals currently under LOI 78 Hospitals (a) (b) 183 Outpatient Centers 20 Conifer Service Centers Conifer Health Solutions Operates in 42 States ACO Health Plan CIO (b) Includes the Resolute Health Hospital and Wellness Campus under construction in New Braunfels, Texas 6 Strong Positions in Key Markets 4 Hospitals Connecticut (LOI) Mississippi 1 Outpatient Ctr Alabama 1 Hospital 5 Outpatient Ctrs J.P. Morgan Healthcare Conference – January 13, 2014

Estimated Timing1 $50 - 100 million expected contribution to 2014 EBITDA Projected Annual Synergies $100 - 200 million Significant Synergies from Vanguard 7 1 Timing from October 1, 2013 transaction close J.P. Morgan Healthcare Conference – January 13, 2014

Vanguard Integration on Track J.P. Morgan Healthcare Conference – January 13, 2014 Complementary businesses contributing to a stronger Tenet Retained key Vanguard management team members and market leadership Deploying proven Tenet hospital and outpatient strategies in our new markets and applying Vanguard’s strengths to existing markets Vanguard health plans and Conifer Value-Based Care benefitting from combined expertise 8

Seizing the ACA Opportunity 9 Tenet currently incurs >$800 million in annual expense related to the provision of uncompensated care J.P. Morgan Healthcare Conference – January 13, 2014

Tenet Clinical Quality Measures Exceed National Average 10 J.P. Morgan Healthcare Conference – January 13, 2014

Leapfrog Hospital Safety Scores 11 October 2013 Data A B C D F “GPA” Tenet (n=66)1 34 (51%) 19 (29%) 13 (20%) 0 0 3.32 All Hospitals (n=2539) 813 (32%) 661 (26%) 893 (35%) 150 (6%) 22 (1%) 2.82 1 The Leapfrog Group, www.hospitalsafetyscore.org J.P. Morgan Healthcare Conference – January 13, 2014

Patient Satisfaction Scores 12 1As of November 2013 2Tenet’s Patient Satisfaction Measurement System (“PSMS”) is based on the HCAHPS methodology for measuring inpatient satisfaction. Because PSMS also includes data for outpatient and ED patients in addition to inpatient data, PSMS data is not directly comparable to publicly available HCAHPS data (Legacy Tenet only). 1 J.P. Morgan Healthcare Conference – January 13, 2014

Investing to Maintain Leadership: El Paso 13 8 Imaging Centers 2 Ambulatory Surgery Centers 1 Satellite Emergency Department 3 Urgent Care Centers $70 million new tower to open in 2014 Reinvestment in downtown hospitals CIO covers employees in a shared savings ACO Population projected to grow faster than national average Second highest uninsured rate in Texas Outpatient Leverage Expand East-Side Hospital (Opened in 2008) Infrastructure Enhancements Innovative Risk-Sharing Models Attractive Growth Opportunities J.P. Morgan Healthcare Conference – January 13, 2014

Expanding to Drive Value: Central Valley, CA 14 Model of successful implementation of ACA Tenet will see ACA benefits in state that is early adopter and seeing success Capitalize on ACA Success in California Improve Efficiency and Coordination of Healthcare Significant expansion of network through acquisition of Emanuel Medical Center Integrating physician organizations, developing new outpatient facilities in convenient locations and expanding ACO offerings Partnership strategies to deepen alignment with local physicians and drive incremental value in an existing market presence Established ACO with Blue Shield of California J.P. Morgan Healthcare Conference – January 13, 2014

15 1,800 licensed beds and 2,900 affiliated physicians Partners with: 5 hospitals comprise DMC Central Campus Hospitals Sinai Grace Hospital also in City of Detroit 2 hospitals in neighboring suburb of Oakland County Construction of Future Heart Hospital and Specialty Center Significant opportunity to use legacy Tenet outpatient expertise to enhance penetration of Detroit market Enhance alignment with important segment of Detroit physicians Harper University Hospital and Hutzel Women’s Hospital – 567 beds Sinai-Grace Hospital – 404 beds Detroit Receiving Hospital – 298 beds Children’s Hospital of Michigan – 228 beds Rehabilitation Institute of Michigan – 94 beds Strong Profile in Detroit Healthcare 8 Acute Care Hospitals Expansion Outpatient Growth Opportunity #1 Market Position in City of Detroit Investing for Market Leadership: Detroit Michigan expanding Medicaid on April 1, 2014 Significant growth opportunity from newly insured patient populations ACA Opportunity J.P. Morgan Healthcare Conference – January 13, 2014

16 Conifer: Effective Data & Actionable Insight Serves 700+ clients Processes $25 billion in annual patient revenue Manages 12 million patient accounts Growth opportunities related to 17 million patient touch points J.P. Morgan Healthcare Conference – January 13, 2014

Summary 2013 2014 2015 and beyond 17 J.P. Morgan Healthcare Conference – January 13, 2014

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